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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 17, 2001

                              VALLEY MEDIA, INC.
            (Exact name of registrant as specified in its charter)

Delaware                           000-25617                   94-2556440
--------                           ---------                   ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

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             1280 Santa Anita Court, Woodland, California    95776
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)

      Registrant's telephone number, including area code: (530) 661-6600
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ITEM 5.  OTHER EVENTS.

    On May 23, 2001, Valley Media, Inc. announced that it received a Nasdaq
Staff Determination on May 17, 2001 indicating that the Company fails to comply with the market value of public float requirement for continued listing set forth in Marketplace Rule 4450(a)(2), and that its securities are, therefore, subject to delisting from The Nasdaq National Market. The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff
Determination. A hearing request will stay the delisting of the Company's securities pending the Panel's decision. There can be no assurance that the Panel will grant the Company's request for continued listing. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

    ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

    Exhibit Number                  Description
    --------------                  -----------

          99.1             Press Release dated May 23, 2001.



                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VALLEY MEDIA, INC.


                                        By:  /s/ James P. Miller
                                             -----------------------
                                             James P. Miller
                                             President and Chief Operating
                                             Officer
                                             Date: May 23, 2001


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